UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2006

Exact Name of Registrant as Specified in
	Its Charter; State of Incorporation;	IRS Employer
Commission File	Address of Principal Executive Offices;	Identification
Number	and Telephone Number	Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street – 37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600

000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348 (610) 765-6900	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01. Other Events
On August 2, 2006, Exelon Corporation (Exelon) and Public Service Enterprise Group Incorporated (PSEG) delivered a letter to the Executive Director of the NJBPU in regard to a proposed settlement offer in the regulatory proceedings before the NJBPU in connection with the proposed merger of Exelon and PSEG, with copies to the Commissioners of the NJBPU and parties of record. A copy of the August 2, 2006 letter is attached as Exhibit 99.1
* * * * *
This combined Form 8-K is being furnished separately by Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2005 Annual Report on Form 10-K—ITEM 1A. Risk Factors, (b) the Registrants’ 2005 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 20, ComEd—Note 17, PECO—Note 15 and Generation—Note 17, and (c) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	August 2, 2006 letter from PSEG and Exelon to Victor Fortkiewicz, Executive Director of the NJ Board of Public Utilities

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION PECO ENERGY COMPANY EXELON GENERATION COMPANY, LLC
/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets, and Chief Financial Officer Exelon Corporation

COMMONWEALTH EDISON COMPANY
/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer, Treasurer and Chief Risk Officer Commonwealth Edison Company

August 2, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	August 2, 2006 letter from PSEG and Exelon to Victor Fortkiewicz, Executive Director of the NJ Board of Public Utilities